SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 14, 2005
LIGHTBRIDGE, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-21319	04-3065140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30 Corporate Drive, Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (781) 359-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.2 - Pro Forma Financial Information

Amendment No. 1 to Current Report on Form 8-K
     We hereby amend our current report on Form 8-K filed with the SEC on June 20, 2005, which announced the completion of our disposition of the assets of our PrePay Intelligent Network Solutions (INS) business to VeriSign, Inc. The purpose of this amendment is to file the pro forma financial information required by Item 9.01.
Item 9.01. Financial Statements and Exhibits.
(b)	Pro forma financial information
     Our unaudited pro forma condensed consolidated statements of operations are based on our historical financial statements and give effect to the disposition of the assets of our INS business. The pro forma condensed consolidated statements of operations eliminate the operations of the business sold in order to reflect our operations as if the assets of the INS business had been sold effective January 1, 2004 and January 1, 2005, for the year ended December 31, 2004 and for the six months ended June 30, 2005, respectively. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and the six months ended June 30, 2005 reflect the pro forma adjustments necessary to eliminate the results of the INS business, including revenues, cost of revenues and other costs and expenses related to the INS business. The pro-forma financial statements for the six months ended June 30, 2005, do not include the gain on sale, net of tax, of the INS business of $12.7 million. The pro-forma financial information does purport to represent what our results of operations would have been had the sale occurred on January 1, 2004 or January 1, 2005.
     A pro forma balance sheet as of June 30, 2005 is not presented since our June 30, 2005 condensed consolidated balance sheet, as previously filed with the Securities and Exchange Commission on our quarterly report on Form 10-Q for the quarter ended June 30, 2005, reflects the disposition of the assets of our INS business.
     The unaudited pro forma condensed statements of operations should be read in conjunction with our consolidated financial statements and the accompanying notes thereto included in our annual report on Form 10-K for the year ended December 31, 2004 and quarterly report on Form 10-Q for the quarter ended June 30, 2005.
(c)	Exhibits

Exhibit No.	Description
* 10.1	Asset Purchase Agreement dated as of April 25, 2005 by and between VeriSign, Inc. and the Company
* 99.1	Press Release dated June 14, 2005, entitled “Lightbridge Successfully Closes Sale of PrePay IN to VeriSign, Inc.”
99.2	Pro form financial information

*	Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE, INC.
August 30, 2005	By:	/s/ Timothy C. O’Brien
Timothy C. O’Brien
Vice President, Finance and Administration, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
* 10.1	Asset Purchase Agreement dated as of April 25, 2005 by and between VeriSign, Inc. and the Company
* 99.1	Press Release dated June 14, 2005, entitled “Lightbridge Successfully Closes Sale of PrePay IN to VeriSign, Inc.”
99.2	Pro form financial information

*	Previously filed.